Exhibit 99.1

Third Quarter 2004 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2004

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 34-property portfolio consisting of 71 buildings totaling approximately 4.5 million square feet as of September 30, 2004.

Corporate Headquarters	7200 Wisconsin Ave. Suite 310 Bethesda, MD 20814	Investor Relations	Tripp Sullivan Corporate Communications, Inc. (615) 254-3376 tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
September 30, 2004

Company Background

First Potomac Realty Trust (“the Company”) closed on its initial public offering on October 28, 2003. The Company sold 8,625,000 common shares of beneficial interest, raising net proceeds of approximately $118 million. As of September 30, 2004, the Company had fully used the net proceeds from the initial public offering to (i) repay debt, accrued interest and prepayment fees ($48 million), including $7 million of debt in the first quarter of 2004 associated with the partial paydown and restructuring of the mortgage encumbering its Rumsey Center and Snowden Center properties, (ii) acquire joint venture interests held by an institutional partner in four of the Company’s properties ($3 million) and (iii) acquire additional properties ($67 million). The Company closed on a follow-on offering of 5,520,000 common shares on June 23, 2004, raising additional net proceeds of approximately $92 million. The Company has fully used these proceeds to (i) acquire properties ($74 million) and (ii) repay borrowings in the second quarter of 2004 on the Company’s revolving line of credit ($18 million).

Results and Basis of Presentation

The results and financial information for the three and nine months ended September 30, 2003 that are presented in this supplemental disclosure for the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical basis. First Potomac Predecessor is not a legal entity but rather a combination of the entities that comprised the historical operations of the Company and included (i) First Potomac Realty Investment Trust, Inc., the general partner of its Operating Partnership since 1997, (ii) First Potomac Realty Investment Limited Partnership, its Operating Partnership and (iii) First Potomac Management, Inc., the property management company that managed all of its assets.

Quarterly Supplemental Disclosure
September 30, 2004

STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR	REALTY TRUST	PREDECESSOR
	2004	2003	2004	2003
OPERATING REVENUES
Rental revenues	$10,556	$3,179	$24,240	$10,582
Tenant reimbursments and other	1,627	758	3,666	2,185

	$12,183	$3,937	$27,906	$12,767

PROPERTY EXPENSES
Property operating	2,424	653	5,479	1,702
Real estate taxes and insurance	1,123	253	2,585	1,041

NET OPERATING INCOME	$8,636	$3,031	$19,842	$10,024

OTHER INCOME (EXPENSE)
General and administrative	(952)	(755)	(2,843)	(1,976)
Other	108	(8)	171	37

EBITDA	7,792	2,268	17,170	8,085
Depreciation and amortization	(3,811)	(1,198)	(8,961)	(3,385)
Interest expense	(3,328)	(2,921)	(7,845)	(8,660)
Equity in earnings (loss) of investees	—	201	—	(64)

Income (loss) from continuing operation before minority interest	653	(1,650)	364	(4,024)
Minority interest	(67)	59	(34)	206

Income (loss) from continuing operations	586	(1,591)	330	(3,818)
Income from discontinued operations	71	—	99	—

NET INCOME (LOSS)	$657	$(1,591)	$429	$(3,818)

Quarterly Supplemental Disclosure
September 30, 2004

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

		Three Months Ended			Nine Months Ended
		March 31, 2004	June 30, 2004	September 30, 2004	September 30, 2004
FUNDS FROM OPERATIONS (“FFO”)
Net income (loss)		$(171)	$(57)	$657	$429
Add back:
Depreciation of real estate and amortization of leasing costs		2,540	2,610	3,811	8,961
Discontinued operations depreciation and amortization		65	64	51	180
Minority interest		(28)	(5)	67	34

	FFO	$2,406	$2,612	$4,586	$9,604

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO		$2,406	$2,612	$4,586	$9,604
Straight-line rent, net		(65)	(73)	(185)	(323)
Deferred market rent		(102)	(78)	(177)	(357)
Non real-estate depreciation		8	10	13	31
Amortization of finance costs		380	188	51	619
Tenant improvements		(428)	(118)	(368)	(914)
Leasing commissions		(123)	(172)	(279)	(574)
Capital expenditures		(71)	(214)	(405)	(690)

	AFFO	$2,005	$2,155	$3,236	$7,396

Total weighted average shares and OP units
Basic		10,031	10,516	15,551	12,045

Diluted		10,157	10,614	15,680	12,165

FFO per share:
FFO per share — Basic		$0.24	$0.25	$0.29	$0.80

FFO per share — Diluted		$0.24	$0.25	$0.29	$0.79

AFFO per share — Basic		$0.20	$0.20	$0.21	$0.61

AFFO per share — Diluted		$0.20	$0.20	$0.21	$0.61

Quarterly Supplemental Disclosure
September 30, 2004

NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR	REALTY TRUST	PREDECESSOR
	2004	2003	2004	2003
NOI	$8,636	$3,031	$19,841	$10,024
Less: Non-same property NOI	(5,689)	(213)	(10,957)	(1,491)

Same-property[1] NOI — accrual basis	2,947	2,818	8,884	8,533

Straight-line revenue, net	(45)	(10)	(75)	(41)
Deferred market rental revenue	(10)	—	(28)	—

Same-property NOI — cash basis	$2,892	$2,808	$8,781	$8,492

Same-property NOI growth — accrual basis	4.6%		4.1%
Same-property NOI growth — cash basis	3.0%		3.4%

[1] Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II and the Coast Guard Building.

Quarterly Supplemental Disclosure
September 30, 2004

	CONSOLIDATED BALANCE SHEETS
	(in thousands)

	(unaudited)
	September 30, 2004	December 31, 2003
Assets
Rental property, net	$359,525	$208,335
Assets held for sale	6,203	—
Cash	20,206	16,308
Escrows and reserves	5,204	3,422
Accounts and other receivables	1,446	575
Accrued straight-line rents	2,126	1,806
Deferred costs, net	3,764	3,205
Prepaid expenses and other assets	2,615	773
Intangible assets, net	18,905	9,724

Total assets	$419,994	$244,148

Liabilities
Accounts payable and accrued expenses	$3,076	$1,526
Accrued interest	703	152
Rents received in advance	1,509	802
Tenant security deposits	2,467	1,026
Mortgage loans and other debt	210,484	127,840
Deferred market rent	3,777	803

Total liabilities	222,016	132,149

Minority interest	19,190	19,867
Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
14,154,000 and 8,634,000 shares issued and outstanding respectively	14	9
Additional paid-in capital	209,310	117,525
Deficit	(30,536)	(25,402)

Total shareholders’ equity	178,788	92,132
Total liabilities and shareholders’ equity	$419,994	$244,148

Quarterly Supplemental Disclosure
September 30, 2004

SELECTED OPERATING RATIOS
(unaudited, in thousands)

	September 30, 2004	June 30, 2004	March 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$7,792	$4,849	$4,686
Divided by Interest Expense	3,328	2,237	2,068

	2.29x	2.17x	2.27x
Fixed Charge Coverage Ratio
EBITDA	$7,792	$4,849	$4,686
Divided by Interest Expense	3,328	2,237	2,068
+ Principal Amortization	513	305	297

	1.99x	1.91x	1.98x
OVERHEAD RATIO
G&A to Real Estate Revenues
General and Administrative Expense	$952	$1,171	$721
Real Estate Revenues	12,183	8,399	7,712

	7.8%	14.0%	9.3%
LEVERAGE RATIOS
Debt/Total Market Capitalization
Total Debt	$210,484	$130,209	$120,543
Total Market Capitalization	531,768	428,322	330,191

	39.6%	30.4%	36.5%

Quarterly Supplemental Disclosure
September 30, 2004

TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	14,154
Common Operating Partnership (“OP”) Units	1,397

Total Common Shares and OP Units	15,551

Market Price at September 30, 2004	$20.66

Total Equity Capitalization	$321,284	60.4%
Debt Capitalization
Fixed-Rate Debt	$184,984	34.8%
Floating-Rate Debt	25,500	4.8%

Total Debt Capitalization	210,484	39.6%

Total Market Capitalization	$531,768	100.0%

Quarterly Supplemental Disclosure
September 30, 2004

DESCRIPTION OF PROPERTIES

Existing Portfolio

		Number of		Year of	Square
Property	Property Type	Buildings	Location	Acquisition	Footage
Plaza 500	Multi-tenant Industrial	2	Alexandria, VA	1997	505,945
Van Buren Business Park	Flex	5	Herndon, VA	1997	108,990
6600 Business Parkway	Single-tenant Industrial	1	Elkridge, MD	1997	172,200
13129 Airpark Road	Multi-tenant Industrial	1	Culpeper, VA	1997	150,400
Tech Court	Flex	2	Chantilly, VA	1998	64,064
Newington Business Park Center	Multi-tenant Industrial	7	Lorton, VA	1999	254,114
Crossways Commerce Center I	Multi-tenant Industrial	1	Chesapeake, VA	1999	352,615
Crossways Commerce Center ll	Flex	2	Chesapeake, VA	1999	143,736
Coast Guard Building	Flex	1	Chesapeake, VA	1999	61,992
Snowden Center	Flex	4	Columbia, MD	2002	140,438
Rumsey Center	Flex	4	Columbia, MD	2002	134,654
Greenbrier Technology Center II	Flex	1	Chesapeake, VA	2002	79,684
Norfolk Business Center	Flex	1	Norfolk, VA	2002	90,682
Virginia Center	Flex	1	Glen Allen, VA	2003	119,672
Interstate Plaza	Single-tenant Industrial	1	Alexandria, VA	2003	107,320
Alexandria Corporate Park	Multi-tenant Industrial	1	Alexandria, VA	2003	278,130
Herndon Corporate Center	Flex	4	Herndon, VA	2004	127,353
Aquia Commerce Center I & II	Flex	2	Stafford, VA	2004	64,488
Deer Park	Flex	4	Randallstown, MD	2004	171,140
Gateway Center	Flex	2	Gaithersburg, MD	2004	44,307
Gateway West	Flex	4	Westminster, MD	2004	110,147
Girard Business Center	Flex	3	Gaithersburg, MD	2004	123,900
Girard Place	Flex	4	Gaithersburg, MD	2004	175,190
15 Worman’s Mill Court	Flex	1	Frederick, MD	2004	39,966
20270 Goldenrod Lane	Flex	1	Germantown, MD	2004	24,468
6900 English Muffin Way	Multi-tenant Industrial	1	Frederick, MD	2004	165,690
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	1	Frederick, MD	2004	169,750
7561 Lindbergh Drive	Single-tenant Industrial	1	Gaithersburg, MD	2004	36,000
Patrick Center	Office	1	Frederick, MD	2004	66,706
West Park	Office	1	Frederick, MD	2004	28,950
Woodlands Business Center	Office	1	Largo, MD	2004	37,940
Old Courthouse Square	Retail	1	Martinsburg, WV	2004	201,350
Airpark Place	Flex	3	Gaithersburg, MD	2004	82,200

Subtotal		70			4,434,181

Asset Held for Sale
6251 Ammendale Road	Flex	1	Beltsville, MD	2003	86,818
TOTAL		71			4,520,999

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Occupancy
		Rate at
		September
Property	Annualized Rent	30, 2004	Primary Tenants
Plaza 500	5,102,327	96%	U.S. Government; Carolina Holdings
Van Buren Business Park	1,322,437	70%	Fibertek
6600 Business Parkway	976,816	100%	REICO Distributors
13129 Airpark Road	675,640	100%	Hoppmann, Smurfit-Stone Container
Tech Court	617,319	64%	Urban Engineering & Associates
Newington Business Park Center	2,251,889	97%	U.S. Government
Crossways Commerce Center I	1,756,745	100%	Anteon; Visteon
Crossways Commerce Center ll	1,427,979	100%	First Data
Coast Guard Building	947,738	100%	U.S. Government
Snowden Center	1,641,329	86%	Paratek Microwave
Rumsey Center	1,345,413	87%	Advance Med (CSC)
Greenbrier Technology Center II	1,252,462	94%	AMSEC
Norfolk Business Center	781,746	98%	Dataline; Verizon
Virginia Center	1,078,318	86%	Service Partners; Daimler Chrysler
Interstate Plaza	1,262,269	100%	U.S. Government
Alexandria Corporate Park	4,356,059	88%	U.S. Government; CACI
Herndon Corporate Center	2,499,648	100%	U.S. Government
Aquia Commerce Center I & II	1,475,165	100%	U.S. Government
Deer Park	1,253,231	95%	Mattei Compressors
Gateway Center	604,935	100%	Montgomery County Auto Parts
Gateway West	916,313	80%	Carroll County Public Library
Girard Business Center	1,304,391	100%	Aspen Systems Corporation
Girard Place	1,408,733	100%	Spirent Communications
15 Worman’s Mill Court	392,634	100%	SAIC
20270 Goldenrod Lane	368,746	100%	Microlog Corporation
6900 English Muffin Way	1,074,703	100%	BP Solarex; Capricorn Pharma
4451 Georgia Pacific Boulevard	1,083,267	100%	American Records Management
7561 Lindbergh Drive	283,190	100%	Thomas AAA Moving & Storage
Patrick Center	1,241,010	97%	Miles & Stockbridge; Merrill Lynch
West Park	455,786	95%	U.S. Government; Batelle Memorial Institute
Woodlands Business Center	567,995	80%	SFA; Comcast Cable
Old Courthouse Square	1,146,287	95%	U.S. Government; Food Lion
Airpark Place	947,293	95%	Dexall Biomedical Labs

Subtotal	43,819,813	95%

Asset Held for Sale
6251 Ammendale Road	724,268	50%	Lockheed Martin
TOTAL	44,544,081	94%

Quarterly Supplemental Disclosure
September 30, 2004

PORTFOLIO ANALYSIS - without Asset Held for Sale

PORTFOLIO BY MARKET

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Washington	46	2,857,221	95%	$30,441,723	69%
Norfolk	6	728,709	99%	6,166,670	14%
Baltimore	17	728,579	91%	6,133,102	14%
Richmond	1	119,672	86%	1,078,318	2%

Total	70	4,434,181	95%	$43,819,813	100%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Single-tenant Industrial	3	315,520	100%	$2,522,275	6%
Multi-tenant Industrial	14	1,876,644	97%	16,300,630	37%
Flex	50	1,945,011	92%	22,153,825	51%
Office	2	95,656	96%	1,696,796	4%
Retail	1	201,350	95%	1,146,287	3%

Total	70	4,434,181	95%	$43,819,813	100%

PORTFOLIO BY LEASE TYPE

	Number of		Percentage of
	Leases	Square Feet[1]	Portfolio
Triple Net	289	2,859,827	68%
Industrial Gross	37	451,935	11%
Full Service	117	887,752	21%

Total	443	4,199,514	100%

1 Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
September 30, 2004

Top Ten Tenants — without Asset Held for Sale

					Percentage of	Weighted Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Rental Revenue	Term
1	U.S. Government	22	670,826	$9,064,605	20.7%	5.3
2	First Data Corporation	1	117,336	1,184,774	2.7%	4.2
3	Carolina Holdings	1	124,501	1,053,665	2.4%	5.4
4	REICO Distributors	1	172,200	976,816	2.2%	5.3
5	CACI	3	46,207	952,254	2.2%	7.0
6	Business Archives	1	120,000	759,732	1.7%	4.8
7	Anteon International Corporation	7	119,100	626,816	1.4%	2.8
8	Spirent Communications	4	70,070	622,887	1.4%	8.3
9	AMSEC LLC	1	35,631	532,602	1.2%	2.0
10	Fibertek, Inc.	1	28,719	525,558	1.2%	4.3
	Subtotal Top 10 Tenants	42	1,504,590	$16,299,709	37.1%	5.2
	All Remaining Tenants	401	2,694,924	$27,520,104	62.9%	3.4

	Total / Weighted Average	443	4,199,514	$43,819,813	100.0%	4.1

1 Annualized rental revenue is based on rental revenue as of September 30, 2004.

Quarterly Supplemental Disclosure
September 30, 2004

LEASE EXPIRATIONS — without Asset Held for Sale

	Gross Leased Area			Annualized Rental Revenue
	Number of
	Leases	Square	Percent of		Percent of	Average per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration
MTM	9	32,178	0.8%	410,787	0.9%	$12.77
2004	26	106,439	2.5%	1,100,291	2.5%	10.34
2005	92	415,676	9.9%	4,444,824	10.2%	10.69
2006	81	538,437	12.8%	6,101,457	13.9%	11.33
2007	82	781,093	18.6%	8,507,498	19.4%	10.89
2008	45	401,749	9.6%	4,738,466	10.8%	11.79
2009	52	928,219	22.1%	7,881,035	18.0%	8.49
2010	13	360,147	8.6%	3,228,709	7.4%	8.96
2011 and thereafter	43	635,576	15.1%	7,406,746	16.9%	11.65

Total	443	4,199,514	100.0%	43,819,813	100.0%	$10.43

Quarterly Supplemental Disclosure
September 30, 2004

LEASING ANALYSIS

Three months ended
September 30, 2004
Total new and renewal leases[1]
Square footage of expired/early renewal leases	24,331
Square footage of terminated leases	36,074

Total — expired/early renewal/terminated leases	60,405

Square footage of new and renewal leases	148,167
Number of new and renewal leases commencing	19
New Leases
New square footage	131,680
Number of new leases commencing	14
Average rental rate — cash	$9.24
Percentage change in base rent — cash	7.8%
Average rental rate — GAAP	$9.69
Percentage change in base rent — GAAP	15.9%
Average capital cost per square foot	$8.12
Renewal Leases
Square footage of renewal leases	16,487
Number of renewal leases commencing	5
Retention rate	68%
New base rent — cash	$16.80
Expiring base rent — cash	$15.33
Percentage change in base rent — cash	9.6%
New base rent — GAAP	$17.45
Expiring base rent — GAAP	$15.24
Percentage change in base rent — GAAP	14.4%
Average capital cost per square foot	$1.34

1	Includes leased square footage and costs related to leases signed in 3rd quarter for subsequent periods.

Quarterly Supplemental Disclosure
September 30, 2004

DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance
		September 30,	Annual Debt		Balance at
Encumbered Properties	Interest Rate	2004	Service	Maturity Date	Maturity
Fixed Rate Debt
Plaza 500 Van Buren Business Park 6600 Business Parkway	7.26%	$38,864	$3,429	12/11/2007	$36,784
13129 Airpark Road
4200 Tech Court	8.07%	1,821	168	10/1/2009	1,703
4212 Tech Court	8.53%	1,768	169	6/1/2010	1,653
Crossways Commerce Center	6.70%	26,435	2,087	10/1/2012	23,314
Newington Business Park Center	6.70%	16,675	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,852	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,888	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	1,037	165	2/1/2013	42
Deer Park 6900 English Muffin Way Gateway Center Gateway West 4451 Georgia Pacific 20270 Goldenrod Lane 15 Worman’s Mills Court Girard Business Center	5.54%	80,644	6,433	9/11/2008	71,534
Girard Place Old Courthouse Patrick Center 7561 Lindbergh Drive West Park Woodlands Business Center

		$184,984	$15,096		$166,566

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/2005	$10,500
Rumsey/Snowden	LIBOR + 2.35%	15,000	518	12/31/2006	15,000

		$25,500	$893		$25,500

Subtotal at September 30, 2004		$210,484	$15,989		$192,066

1	The balance at September 30, 2004 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center - $0.2 million, 5.11% and (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

Quarterly Supplemental Disclosure
September 30, 2004

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Operating Income

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Adjusted Funds From Operations

Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.